UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) Oct 28, 2014

COMPUTER TASK GROUP, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

NEW YORK

(State or Other Jurisdiction of Incorporation)

1-9410	16-0912632
(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of Principal Executive Offices)	(Zip Code)

(716) 882-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On October 29, 2014, Michael J. Colson, the Company’s Senior Vice President of Solutions voluntarily resigned, effective immediately, from the Company to pursue other interests.

(c)	On October 28, 2014, the Company’s Board of Directors appointed Filip J.L. Gydé Interim Executive Vice President of Operations; and John M. Laubacker as the Company’s Interim Chief Financial Officer.

Mr. Gydé, 54, has served as the Company’s Senior Vice President and General Manager of CTG Europe since 2001. In that capacity Mr. Gydé was responsible for administration, sales and delivery of IT services to the Company’s clients across Europe. Mr. Gydé joined the Company in 1990 when it acquired Rendeck International, a multi-national European IT consulting firm, where he was a senior business consultant. He held several management positions of progressively greater responsibility prior to being named General Manager of the Company’s European operations in 2001. Mr. Gydé was educated as a civil construction engineer at the State University in Ghent, Belgium; and obtained an MBA from the Intituut voor Postuniveritair Onderwijs (now Antwerp Management School) in Antwerp, Belgium.

Mr. Laubacker, 48, joined the Company in 1996 and has served as the Company’s Treasurer since 2006. Mr. Laubacker is a Certified Public Accountant, and was most recently responsible for management of the Company’s treasury, audit and financial reporting functions. Prior to joining the Company, Mr. Laubacker was a Senior Manager employed at KPMG from 1988 to 1996. He is a graduate of St. John Fisher College with a Bachelor of Science degree in Accounting.

(e)	On October 28, 2014 the Company’s Compensation Committee approved an increase in Mr. Gydé’s annual salary from 269,300 Euros to 336,600 Euros; an increase in Mr. Laubacker’s annual salary from $180,000 to $215,000; and an increase in Brendan Harrington’s (Interim CEO) annual salary from $314,000 to $400,000. All of the approved increases are to be made retroactive to October 15, 2014.

Item 7.01	Regulation FD Disclosure.

On October 31, 2014, the Company issued a Press Release announcing its plans to resume active repurchase of its shares. Approximately 750,000 shares are available for repurchase under its current authorizations. The press release is attached to this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release entitled “CTG Announces Changes in Leadership Team and Plan to Resume Share Repurchases”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2014	COMPUTER TASK GROUP, INCORPORATED

/s/ Peter P. Radetich
Peter P. Radetich
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release entitled “CTG Announces Changes in Leadership Team and Plan to Resume Share Repurchases”.